Exhibit 99.4

                        FORBEARANCE AGREEMENT RELATING TO
                         1998 (NON-REFINANCED) D&O LOANS


         FORBEARANCE AGREEMENT, dated as of November 22, 2002 (this "Agreement"), among Conseco, Inc., an Indiana corporation ("Conseco"), CIHC, Incorporated, a Delaware corporation ("CIHC" and, together with Conseco, the "Obligors"), the financial institutions named on the signature pages hereto (together with their respective successors and assigns, the "Participant Banks") and Bank of America, N.A., individually and as agent for the Banks referred to below (the "Agent").

                                   WITNESSETH:

         A. WHEREAS, Conseco and the Agent are parties to a Guaranty dated as of August 21, 1998 (as heretofore amended, the "Conseco Guaranty"), and Conseco, various financial institutions party thereto (the "Banks") and the Agent are parties to the Agreement dated as of September 22, 2000, Re 1998 D&O Loans (the "Refinancing Agreement"), each entered into in connection with the Credit Agreement dated as of August 21, 1998 (as heretofore amended, the "Credit Agreement") among the borrowers party thereto (the "Borrowers"), the Banks and the Agent;

         B. WHEREAS, Conseco, CIHC, the Agent and certain other financial institutions are parties to a Forbearance Agreement dated as of October 16, 2002 entered into in connection with the Conseco Guaranty and the Refinancing Agreement, which Forbearance Agreement will, unless terminated earlier, terminate at 12:01 A.M. New York time on November 27, 2002;

         C. WHEREAS, Conseco has advised the Agent and the Banks that, as of the date hereof, certain defaults (as referred to below, the "Specified Defaults") have occurred and are continuing or are expected to occur under the Conseco Guaranty and the Refinancing Agreement; and

         D. WHEREAS, Conseco has asked the Agent and the Banks, and the Agent and the Participant Banks are willing, to forbear from exercising certain default-related remedies against the Obligors under the Refinancing Agreement, the Conseco Guaranty and the Guaranty and Subordination Agreement dated as of September 22, 2000 (as heretofore amended, the "CIHC Guaranty") by CIHC and Conseco in favor of the Agent ("Guaranty Documents") on account of the Specified Defaults for a limited period of time and upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1 . Defined Terms. Unless otherwise specifically defined herein, each term used herein which is defined in the Conseco Guaranty has the meaning assigned to such term in the Conseco Guaranty (including by reference to the Credit Agreement).

         SECTION 2 . Obligor Acknowledgements and Undertakings.

         (a) Each Obligor acknowledges and agrees that the aggregate principal amount of the outstanding Loans under the Credit Agreement as of November 29, 2002 and the aggregate accrued and unpaid interest on the Loans through November 29, 2002 will be as follows:

         Principal amount of the Loans
         as of November 29, 2002:                                  $9,856,737.07

         Accrued and unpaid interest on
         the Loans through November 29, 2002:                         $97,855.72

The foregoing amounts do not include unpaid interest, fees, expenses and other amounts (other than accrued and unpaid interest on the Loans through November 29, 2002) that are chargeable or otherwise reimbursable under the Guaranty Documents or any other Loan Document.

         (b) Each Obligor acknowledges and agrees that the aggregate accrued and unpaid Waiver Consideration (as defined in Waiver No. 2 dated as of September 8, 2002 to the Conseco Guaranty and the Refinancing Agreement) through November 29, 2002 (after giving effect to the compounding of interest to occur on such date) is equal to $44,695.00.

The foregoing amount does not include any Waiver Consideration (other than Waiver Consideration accrued and unpaid through November 29, 2002) that is chargeable under the above referenced Waiver No. 2.

         (c) Each Obligor agrees and acknowledges that events of default under clauses (a), (c) and (e) of Article 5 of the Appendix (incorporated by reference into the Conseco Guaranty and the Refinancing Agreement), including, without limitation, (i) the failure by the Obligors (as guarantors) to pay interest on the Loans under the Credit Agreement on October 17, 2002 and December 31, 2002 pursuant to the applicable Guaranty Documents or within the applicable grace period, (ii) the failure by the Obligors to make the Waiver Consideration (as defined in Waiver No. 2 dated as of September 8, 2002 entered into in connection with the Credit Agreement) payment on October 17, 2002, November 29, 2002 and

December 31, 2002, (iii) the failure by Conseco to comply with the financial covenant set forth in Section 4.13 of the Appendix as of June 30, 2002, September 30, 2002 and December 31, 2002, (iv) the failure by Conseco to comply with the financial covenants set forth in Sections 4.14, 4.15 and 4.16 of the Appendix as of September 30, 2002 and December 31, 2002, (v) the failure by Conseco (and CIHC as guarantor of Conseco's obligations with respect to the New Notes (as defined in Schedule I) and the $1.5 Billion Facility (as defined in the Refinancing Agreement) to make the interest payment (and, in the case of the October 2002 Notes (as defined in Schedule I), to repay the principal amount) in respect of any Indebtedness set forth on Schedule I hereto on the payment date set forth with respect to such Indebtedness on such Schedule or within any applicable grace or notice period, (vi) the failure by the Obligors (as guarantors) to make the interest payment in respect of the D&O Facilities (as defined in the Appendix) (other than the Credit Agreement) on the applicable interest payment dates in October 2002 and December 2002 or within any applicable grace periods, (vii) the failure by the Obligors to make the Waiver Consideration (as defined in each of the Waivers No. 2 dated as of September 8, 2002 entered into in connection with the 1998 D&O Credit Agreement and the New Credit Agreements Re D&O Loans (other than the Credit Agreement)) payments on the applicable dates in October 2002 and on November 29, 2002 and December 31, 2002 , (viii) the failure by Conseco Finance Corp. ("Conseco Finance") to pay when due in November 2002 or December 2002 any or all amounts payable by it in its capacity as guarantor to holders of asset-backed securities and (ix) any event of default under clause (e) of the Appendix solely as a result of any of the foregoing constituting a default under any other Indebtedness (collectively, the "Specified Defaults"), constitute material events of default that have occurred and are continuing or are expected to occur on or before December 31, 2002.

         (d) Conseco shall, on or prior to November 27, 2002 deliver or cause to be delivered to Ernst & Young Corporate Finance ("EYCF") and Greenhill & Co. LLC ("Greenhill") the information listed on Part 1 of Schedule IV hereto, such information to be in form and substance satisfactory to EYCF and Greenhill. Conseco shall, on an ongoing basis, promptly upon the preparation or receipt thereof, deliver or cause to be delivered to EYCF and Greenhill the information listed on Part 2 of Schedule IV hereto, such information to be in form and substance satisfactory to EYCF and Greenhill. Notwithstanding the foregoing, Conseco's obligations under this Section 2(d) shall be subject to any duties of nondisclosure owed to third parties, provided that Conseco shall use its commercially reasonable efforts to include in any nondisclosure or similar agreement entered into with any third party hereafter the right to disclose all relevant information to EYCF and Greenhill.

         (e) Conseco shall, promptly upon obtaining knowledge thereof, notify the Agent and the Banks in writing of the occurrence of any event or condition described in clauses (ii), (iii), (iv) or (v) of Section 3(b) below.

         SECTION 3 . Forbearance.

         (a) The Agent and the Participant Banks agree that until the expiration of the Forbearance Period (as defined below), the Agent and the Participant Banks will temporarily forbear from the exercise of their default-related remedies against the Obligors solely to the extent the availability of such remedies arises exclusively from the Specified Defaults; provided that Conseco shall comply during the Forbearance Period with all provisions, limitations, restrictions or prohibitions that would otherwise be effective or applicable under any of the Loan Documents during the continuance of any default.

         (b) As used herein, "Forbearance Period" means the period beginning on the date hereof and ending on the earliest to occur of (any such occurrence being a "Termination Event"):

               (i) 12:01 A.M. (New York time) on January 11, 2003;

               (ii) the occurrence of any default or event of default under any Guaranty Document other than a Specified Default;

               (iii) the failure of Conseco to perform the covenants and agreements contained in this Agreement in accordance with their terms;

               (iv) the commencement by any holder of Indebtedness or other obligations (including, without limitation, any Indebtedness or other obligations pursuant to any agreement or instrument listed on Schedule I, II or III hereto or any guaranty thereof) of Conseco, any of its Subsidiaries or any special purpose entity established in connection with the transactions contemplated by any of the agreements referred to in Schedule II hereto (each, an "SPE") (or any indenture trustee or agent therefor) of the exercise of any remedy (including, without limitation, acceleration or the making of a demand in respect of such Indebtedness or obligation or under any guaranty entered into in connection therewith) or the taking of any other action in furtherance of collection or enforcement of any claim or Lien against Conseco, any of its Subsidiaries or any SPE or any of their respective assets; provided that, (A) solely in the case of agreements or instruments listed in Schedule II, the foregoing shall constitute a Termination Event only if Conseco fails to receive by the close of business on the second Business Day after occurrence of such event a written notification from the Required Banks stating that the forbearance granted in this Agreement will not be rescinded as a result of such event and (B) in the case of Indebtedness or other obligations arising under agreements or instruments not listed on Schedule I, II or III hereto, the foregoing shall constitute a Termination Event only if the aggregate principal amount of Indebtedness or other obligations outstanding under such agreements or instruments (including committed or available amounts thereunder) exceeds $10,000,000;

               (v) the making by Conseco or any of its Subsidiaries (other than Conseco Finance or any of its Subsidiaries), directly or indirectly, of any Investment (as defined in the $1.5 Billion Facility) in Conseco Finance or any of its Subsidiaries after the date hereof (other than Investments in an aggregate amount not exceeding $6,000,000 in respect of products and services provided in the ordinary course of business and consistent with past practices), unless, at least five Business Days prior to making such Investment, Conseco shall have delivered written notification thereof to the Agent setting forth the name of the entity making such Investment, the date on which such Investment is to be made, the amount and form of such Investment and, in reasonable detail, the reasons for making such Investment; and

               (vi) receipt by Conseco of a written notice from the Required Banks (regardless of whether party hereto) advising Conseco (in their sole discretion) that the forbearance granted in this Agreement is terminated.

         (c) Upon a Termination Event, the agreement of the Agent and the Participant Banks hereunder to forbear from exercising their default-related remedies shall immediately terminate without the requirement of any demand, presentment, protest or notice of any kind, all of which each Obligor waives. Each Obligor agrees that the Agent and the Banks may at any time thereafter proceed to exercise any and all of their respective rights and remedies under any or all of the Guaranty Documents, the Loan Documents and/or applicable law, including, without limitation, their respective rights and remedies in connection with any or all of the defaults, including, without limitation, the Specified Defaults. For the avoidance of doubt, nothing herein limits the right of the Agent or the Banks, including during the Forbearance Period, to make a demand upon or exercise other remedies against any Borrower under the Refinancing Agreement, the Credit Agreement or otherwise, or to take any action to preserve or exercise rights or remedies against parties other than the Obligors ("Third Party Rights"). For purposes of the foregoing, the Obligors acknowledge and agree that execution and delivery of this Agreement shall constitute the making of any necessary demand against or the giving of any necessary notice to the Borrowers or any other Person (other than the Obligors) for purposes of preserving and/or permitting the exercise of any such Third Party Rights of the Agent and the Banks.

         (d) Execution of this Agreement constitutes a direction by the Participant Banks that the Agent act in accordance with its terms.

         (e) Each Obligor acknowledges and agrees that the agreement of the Agent and the Participant Banks hereunder to forbear from exercising their default-related remedies with respect to the Specified Defaults shall not constitute a waiver of such Specified Defaults and that the Agent and the Banks expressly reserve all rights and remedies that the Agent and the Banks now or may in the future have under any or all of the Guaranty Documents, the Loan Documents and/or applicable law in connection with all defaults (including without limitation the Specified Defaults).

         SECTION 4 . Reference to and Effect upon the Guaranty Documents.

         (a) Except as expressly set forth herein, all terms, conditions, covenants, representations and warranties contained in the Guaranty Documents and each other Loan Document, and all rights of the Agent and the Banks and all obligations of the Obligors thereunder, shall remain in full force and effect. Each Obligor hereby confirms that the Guaranty Documents and the other Loan Documents are in full force and effect.

         (b) Except as expressly provided herein, nothing contained in this Agreement and no action by, or inaction on the part of, any Bank or the Agent shall, or shall be deemed to, directly or indirectly (i) constitute a consent to or waiver of any past, present or future violations of any provisions of the Guaranty Documents or any other Loan Document, (ii) amend, modify or operate as a waiver of any provision of the Guaranty Documents or any other Loan Document or, except as expressly set forth herein, of any right, power or remedy of the Agent or any Bank thereunder or (iii) constitute a course of dealing or other basis for altering any obligations of any Obligor under the Guaranty Documents or any other contract or instrument.

         (c) This Agreement shall constitute a Loan Document.

         SECTION 5 . Representations and Warranties. To induce the Agent and the Participant Banks to execute and deliver this Agreement, each Obligor represents and warrants that:

         (a) The execution, delivery and performance by each Obligor of this Agreement have been duly authorized by all necessary corporate action, and do not and will not (i) contravene the terms of the articles of incorporation, bylaws or other organizational documents of such Obligor, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which such Obligor is a party or any order, injunction, writ or decree of any Governmental Authority to which such Obligor or its property is subject or (iii) violate any provision of any law, statute, rule or regulation. This Agreement constitutes the legal, valid and binding obligations of each Obligor, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         (b) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Obligor of this Agreement.

         (c) On and as of the Forbearance Effective Date (as defined below) and after giving effect to this Agreement, (i) the representations and warranties of each Obligor set forth in the Guaranty Documents are true and correct as though made on and as of the Forbearance Effective Date (except to the extent a representation or warranty references a specific date, in which case, such representation or warranty is true and correct as of such date) and (ii) other than the Specified Defaults, no default under any Guaranty Document has occurred and is continuing.

         SECTION 6 . Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Illinois.

         SECTION 7 . Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 8 . Severability. The invalidity, illegality or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

         SECTION 9 . Further Assurances. Each Obligor agrees to take all further actions and execute all further documents as the Agent may from time to time reasonably request to carry out the transactions contemplated by this Agreement.

         SECTION 10 . Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in accordance with Section 7.3 of the Conseco Guaranty or Section 5.2 of the CIHC Guaranty.

         SECTION 11 . Effectiveness. This Agreement shall become effective as of the date hereof on the date (the "Forbearance Effective Date") when the following conditions are satisfied:

         (i) the Agent shall have received from each of the Obligors and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof;

         (ii) the Agent shall have received a certificate of the chief operating officer of Conseco certifying that the representations and warranties made by Conseco pursuant to Section 5 of this Agreement are true and correct on and as of the date of this Agreement; and

         (iii) the requisite lenders under each of (a) the $1.5 Billion Facility, (b) the Agreement dated September 22, 2000, Re: 1997 D&O Loans, and
(c) the Agreement dated September 22, 2000, Re: 1999 D&O Loans, shall have entered into forbearance agreements thereunder on terms substantially similar to those contained herein.

         SECTION 12 . Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 13 . No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of each Obligor, the Agent and the Banks and their respective successors and assigns; provided that the Banks (other than the Participant Banks and their respective successors and assigns) shall not be bound by the forbearance granted hereunder. No Person other than the parties hereto and any other Bank and their successors and assigns shall have any rights hereunder or be entitled to rely on this Agreement, and all third-party beneficiary rights (other than the rights of any other Bank and its successors and assigns) are hereby expressly disclaimed.

         SECTION 14 . Limitation on Assignments. In addition to, and without limiting, the requirements set forth in Section 12.1 of the Credit Agreement, each Participant Bank agrees that it will not assign all, or any ratable part, of its Loans or Notes or other rights or obligations under the Loan Documents to any Person (other than a Participant Bank) unless such Person shall have agreed to be bound by this Forbearance Agreement (including the forbearance granted hereunder) by executing a consent substantially in the form attached hereto as

Exhibit A. Each Participant Bank agrees that, notwithstanding anything to the contrary in the Credit Agreement, the Agent shall be entitled to withhold its consent to, and shall not be required to give effect to, any purported assignment of such Participant Bank's Loans, Notes or other rights or obligations under the Loan Documents if the conditions set forth in the previous sentence are not satisfied.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                 CONSECO, INC.

                                 By: /s/ Eugene M. Bullis
                                     -------------------------------------------
                                     Name:  Eugene M. Bullis
                                     Title: Executive Vice President and
                                            Chief Financial Officer

                                 CIHC, INCORPORATED

                                 By: /s/ Eugene M. Bullis
                                     -------------------------------------------
                                     Name:  Eugene M. Bullis
                                     Title: Executive Vice President and
                                            Chief Financial Officer

                                 BANK OF AMERICA, N.A., as Administrative
                                   Agent and as a Bank

                                 By: /s/ Bridget Garavalia
                                     -------------------------------------------
                                     Name:  Bridget Garavalia
                                     Title: Managing Director

                                 JPMORGAN CHASE BANK

                                 By: /s/ Helen L. Newcomb
                                     -------------------------------------------
                                     Name:  Helen L. Newcomb
                                     Title: Vice President

                                 DEUTSCHE BANK AG, New York and/or Cayman Island
                                    Branches

                                 By: /s/ Robert M. Wood, Jr.
                                     -------------------------------------------
                                     Name:  Robert M. Wood, Jr.
                                     Title: Director

                                 By: /s/ Mark B. Cohen
                                     -------------------------------------------
                                     Name:  Mark B. Cohen
                                     Title: Managing Director
                                            Head of Workout

                                 THE BANK OF NEW YORK

                                 By: /s/ Stephen C. Brennan
                                     -------------------------------------------
                                     Name:  Stephen C. Brennan
                                     Title: Vice President

                                                                      SCHEDULE I

                                  Indebtedness

------------------------------------------------------------------------------------- -------------------------------
Indebtedness                                                                          Payment Date
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"Old" 8.75% Senior Notes due February 2004 issued pursuant to the Senior Indenture    August 9, 2002
dated November 13, 1997
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"New" 8.75% Guaranteed Senior Notes due August 2006 issued pursuant to the First      August 9, 2002
Senior Indenture dated April 24, 2002 (the "New 8.75% Notes")
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"Old" 6.4% Senior Notes due February 2003 issued pursuant to the Senior Indenture     August 12, 2002
dated November 13, 1997
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"New" 6.4% Guaranteed Senior Notes due February 2004 issued pursuant to the First     August 12, 2002
Senior Indenture dated April 24, 2002 (the "New 6.4% Notes")
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
8.125% Senior Notes due February 2003 issued pursuant to the Senior Indenture dated   August 15, 2002
February 18, 1993
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
6.75% FELINE PRIDES due February 2003                                                 August 16, 2002 and November
                                                                                      16, 2002
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"Old" 8.5% Senior Notes due October 2002 issued pursuant to the Senior Indenture      October 15, 2002
dated November 13, 1997 (the "October 2002 Notes")
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"New" 8.5% Guaranteed Senior Notes due October 2003 issued pursuant to the First      October 15, 2002
Senior Indenture dated April 24, 2002 (the "New 8.5% Notes")
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"Old" 9.0% Senior Notes due October 2006 issued pursuant to the Senior Indenture      October 15, 2002
dated November 13, 1997
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
"New" 9.0% Guaranteed Senior Notes due April 2008 issued pursuant to the First        October 15, 2002
Senior Indenture dated April 24, 2002 (the "New 9.0% Notes", and together with the New 8.75% Notes, the New 6.4% Notes and the New 8.5%
Notes, the "New Notes")
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
Loans outstanding under the $1.5 Billion Facility                                     October 17, 2002, October 31,
                                                                                      2002, November 29, 2002, and
                                                                                      December 31, 2002
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
9.16% Subordinated Deferrable Interest Debentures due 2026 issued pursuant to the     September 30, 2002
Subordinated Indenture dated November 14, 1996
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
8.70% Subordinated Deferrable Interest Debentures due 2026 issued pursuant to the     November 15, 2002
Subordinated Indenture dated November 14, 1996
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
8.796% Subordinated Deferrable Interest Debentures due 2027 issued pursuant to the    October 1, 2002
Subordinated Indenture dated November 14, 1996
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
8.70% Subordinated Deferrable Interest Debentures due 2028 issued pursuant to the     September 30, 2002
Subordinated Indenture dated November 14, 1996
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
9.00% Subordinated Deferrable Interest Debentures due 2028 issued pursuant to the     September 30, 2002
Subordinated Indenture dated November 14, 1996
------------------------------------------------------------------------------------- -------------------------------
------------------------------------------------------------------------------------- -------------------------------
9.44% Subordinated Deferrable Interest Debentures due 2029 issued pursuant to the     September 30, 2002
Subordinated Indenture dated November 14, 1996
------------------------------------------------------------------------------------- -------------------------------

                                                                     SCHEDULE II

                                 CFC Facilities

1. Third Amended and Restated Master Repurchase Agreement between Merrill Lynch Mortgage Capital Inc. and Green Tree Finance Corp. - Three dated April 5, 2001, and related documents entered into in connection therewith.

2. Second Amended and Restated Master Repurchase Agreement between Lehman Commercial Paper Inc. and Green Tree Finance Corp. - Five dated January 30, 2002, and related documents entered into in connection therewith.

3. Asset Assignment Agreement by and between Lehman Commercial Paper Inc. and Green Tree Residual Finance Corp. I dated February 13, 1998, and related documents entered into in connection therewith.

4. Master Repurchase Agreement between Green Tree Residual Finance Corp I and Lehman Brothers Inc., and related documents entered into in connection therewith.

5. Master Repurchase Agreement between Credit Suisse First Boston Mortgage Capital LLC and Green Tree Financial Corp. dated March 26, 1999, and related documents entered into in connection therewith.

6. Credit Agreement between Conseco Finance Corp. and U.S. Bank National Association dated as of December 27, 2000, and related documents entered into in connection therewith.

                                                                    SCHEDULE III

                       Indebtedness (with cross-defaults)

1. 10.5% Senior Notes due December 2004 issued pursuant to the First Supplemental Indenture dated August 31, 1995 (to the Indenture dated December 15, 1994).

2. "Old" 10.75% Senior Notes due June 2008 issued pursuant to the First Senior Supplemental Indenture dated June 29, 2001 (to the Senior Indenture dated November 13, 1997).

3. "New" 10.75% Guaranteed Notes due June 2009 issued pursuant to the First Senior Supplemental Indenture dated April 24, 2002 (to the Second Senior Indenture dated April 24, 2002).

4. "Old" 6.8% Senior Notes due June 2005 issued pursuant to the Senior Indenture dated November 13, 1997

5. "New" 6.8% Guaranteed Senior Notes due June 2007 issued pursuant to the First Senior Indenture dated April 24, 2002

                                                                     SCHEDULE IV

                Information to be delivered to EYCF and Greenhill

Part 1:

1. Statutory carrying value of portfolio items listed on the 3Q write down sheet as a percentage of par value

2. Review and analysis of how the monthly cash flow models for Conseco Services LLC and American Life Marketing Group flow into Conseco, Inc.

3. Rollup of 2002 cash flows specifically as it relates to the termination of the Hawthorne Agreement as provided in the business plan

4. Quarterly (or, if not available, annual) cash flow statement that corresponds to the new statutory model (Scenario B)

5. Investment portfolio as of September 30, 2002 including a calculation of unrealized losses

6. Update of Conseco Finance Corp., including, but not limited to, the following:

               o potential sale update, including any guidelines provided to potential buyers, list of signed confidentiality agreements, list of potential buyers performing due diligence, copy of any letter of intent and copy of any offers (unless subject to a non-disclosure agreement, in which case a summary will be provided)
               o recent and projected operating metrics (by product line)

7. Claim balances by class of claim as provided in the most recent restructuring term sheet produced by Conseco, Inc.

8.       List of executory contracts for Conseco, Inc. and CIHC

Part 2:

1. Daily and weekly cash balance updates with respect to each of the following entities:

               i.   Conseco, Inc.,
               ii.  CCM, Services,
               iii. other non-CIHC and non-insurance entities,
               iv.  CIHC (stand alone), and
               v.   CIHC (consolidated but excluding insurance entities)

2.       Weekly NAP/Surrender trends

3. Detailed update of Conseco Finance Corp., including, but not limited to, the following:

               o daily and weekly liquidity schedule
               o business plan / strategic plan
               o potential sale update, including any guidelines provided to potential buyers, list of signed confidentiality agreements, list of potential buyers performing due diligence, copy of any letter of intent and copy of any offers (unless subject to a non-disclosure agreement, in which case a summary will be provided)


4. Any additional information reasonably requested by EYCF or Greenhill regarding the business, financial or corporate affairs of Conseco or any Subsidiary

                                                                       EXHIBIT A

                    CONSENT RELATING TO FORBEARANCE AGREEMENT

         This CONSENT is made as of __________ __, 200_ by _____________ (the
"Assignee") in connection with the Assignment Agreement (the "Agreement") dated as of __________ __, 200_ by and among the Assignee and _____________ (the "Assignor") relating to the Credit Agreement dated as of August 21, 1998 (as amended) among the borrowers party thereto, various financial institutions signatory thereto and Bank of America, N.A., as Agent. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

         The Assignee acknowledges that the Assignor is a party to a Forbearance Agreement dated as of November 22, 2002 (the "Forbearance Agreement") entered into in connection with the Credit Agreement (a copy of which Forbearance Agreement is available from the Agent upon request). The Assignee further acknowledges and agrees that by executing this Consent and delivering it to the Agent, the Assignee will thereupon become bound by the provisions of the Forbearance Agreement and will thereafter be subject to all of the obligations of a "Participant Bank" thereunder as fully as if the Assignee were a "Participant Bank" thereunder.

         This Consent shall be governed by and construed in accordance with the laws of Illinois.

         IN WITNESS WHEREOF, the undersigned has executed this Consent as of the date first above written.

                                 [ASSIGNEE]


                                 By:
                                     --------------------------------
                                     Name:
                                     Title: